UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21549

First Trust Energy Income and Growth Fund
(Exact name of registrant as specified in charter)

10 Westport Road, Suite C101a

Wilton, CT 06897

(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
Energy Income and Growth Fund (FEN)
Annual Report
For the Year Ended
November 30, 2019

First Trust Energy Income and Growth Fund (FEN)
Annual Report
November 30, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Energy Income and Growth Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Energy Income and Growth Fund (FEN)
Annual Letter from the Chairman and CEO
November 30, 2019
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Energy Income and Growth Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended November 30, 2019, including a market overview and a performance analysis.
A significant event for the markets in the past year was the decision by the Federal Reserve (the “Fed”) to reverse course with respect to monetary policy. For those who may not follow the Fed closely, after holding its federal funds target rate (upper bound) at an artificially low 0.25% for seven years (December 2008-December 2015) to help stimulate U.S. economic activity, the Fed spent the better part of the next four years (December 2015-July 2019) increasing its benchmark lending rate in an effort to normalize it. Over that period, the Fed increased the rate from 0.25% to 2.50%. To lend some perspective, the average federal funds target rate (upper bound) was 2.96% for the 30-year period ended November 30, 2019, so the Fed came close to achieving its goal of normalizing it, according to data from Bloomberg. From the end of July 2019 through the end of November, however, the Fed initiated three rate cuts that dropped it from 2.50% to 1.75%.
So why did the Fed reverse course on monetary policy? We believe, as well as others in the financial media, that the Fed’s reversal on monetary policy has to do with the trade tariffs. The Trump Administration first began implementing new trade tariffs on imported goods back in March 2018. While the original tariffs targeted just imported steel and aluminum, the use of tariffs quickly escalated to other goods and services. The lion’s share of the tariff conflict today is between the U.S. and China, the two largest economies in the world. In our opinion, it is widely believed that President Donald J. Trump is utilizing tariffs as leverage to try and negotiate more favorable trade agreements between the U.S. and its major trading partners. One of the byproducts of the escalation in the use of tariffs by all parties involved has been a slowdown in global economic growth, particularly in the U.S. The annualized U.S. real gross domestic product growth rate in the second quarter of 2018 (when new tariffs were introduced) was 3.5%. As of the second and third quarters of 2019, that annualized growth rate was down to 2.0% and 2.1%, respectively, according to data from the Bureau of Economic Analysis. For many months, President Trump has publicly challenged the Fed to lower rates aggressively to help offset the tempering of economic growth. President Trump has noted that the Fed has room to lower rates due to the extremely low-to-negative rate levels found in many countries abroad as well as the lack of any significant inflationary pressure in the current climate. While the Fed has delivered some rate cuts in recent months, we believe that President Trump will continue to bang the drum for even more cuts.
Investors continue to flock to income-oriented investment products, such as open-end bond mutual funds and exchange-traded bond funds (ETFs). Net inflows to taxable bond funds and ETFs totaled an estimated $319.0 billion for the 12-month period ended November 30, 2019, according to Morningstar. The current climate featuring low interest rates, low bond yields and low inflation, if sustained, could make closed-end funds an attractive alternative to other income-oriented products moving forward, in our opinion.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Energy Income and Growth Fund (FEN)
“AT A GLANCE”
As of November 30, 2019 (Unaudited)
Fund Statistics
Symbol on NYSE American	FEN
Common Share Price	$20.47
Common Share Net Asset Value (“NAV”)	$19.88
Premium (Discount) to NAV	2.97%
Net Assets Applicable to Common Shares	$397,856,542
Current Quarterly Distribution per Common Share(1)	$0.5800
Current Annualized Distribution per Common Share	$2.3200
Current Distribution Rate on Common Share Price(2)	11.33%
Current Distribution Rate on NAV(2)	11.67%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 11/30/19	5 Years Ended 11/30/19	10 Years Ended 11/30/19	Inception (6/24/04) to 11/30/19
Fund Performance(3)
NAV	4.18%	-3.50%	8.24%	8.17%
Market Value	14.25%	-1.54%	7.49%	8.06%
Index Performance
S&P 500® Index	16.11%	10.97%	13.44%	9.01%
Bloomberg Barclays U.S. Credit Index of Corporate Bonds	15.18%	4.33%	5.18%	5.31%
Alerian MLP Total Return Index	-11.00%	-9.55%	4.01%	7.11%
Wells Fargo Midstream MLP Total Return Index	-3.21%	-7.02%	7.20%	9.08%

Industry Classification	% of Total Investments
Natural Gas Transmission	33.7%
Petroleum Product Transmission	30.6
Crude Oil Transmission	18.6
Electric Power & Transmission	14.0
Coal	1.6
Other	1.2
Propane	0.3
Total	100.0%

Top Ten Holdings	% of Total Investments
Enterprise Products Partners, L.P.	12.8%
Magellan Midstream Partners, L.P.	9.1
TC Energy Corp.	8.6
TC PipeLines, L.P.	7.8
Kinder Morgan, Inc.	7.2
Enbridge, Inc.	5.6
ONEOK, Inc.	5.0
Plains All American Pipeline, L.P.	4.8
Energy Transfer, L.P.	4.2
NextEra Energy Partners, L.P.	3.8
Total	68.9%
(1)	Most recent distribution paid or declared through 11/30/2019. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 11/30/2019. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary
First Trust Energy Income and Growth Fund (FEN)
Annual Report
November 30, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) is the investment advisor to the First Trust Energy Income and Growth Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Energy Income Partners, LLC
Energy Income Partners, LLC (“EIP”), located in Westport, CT, was founded in 2003 to provide professional asset management services in the area of energy-related master limited partnerships (“MLPs”) and other high-payout securities such as pipeline companies, power utilities, YieldCos, and energy infrastructure real estate investment trusts (“REITs”). EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, power transmission and distribution, petroleum storage and terminals that receive fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $6.2 billion of assets as of November 30, 2019. EIP advises two privately offered partnerships for U.S. high net worth individuals and an open-end mutual fund. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, EIP serves as a sub-advisor to three closed-end management investment companies in addition to the Fund, two actively managed exchange-traded funds (“ETFs”), a sleeve of an actively managed ETF, a sleeve of a series of a variable insurance trust, and an open-end UCITS fund incorporated in Ireland. EIP is a registered investment advisor with the Securities and Exchange Commission.
Portfolio Management Team
James J. Murchie – Co-Portfolio Manager, Founder and CEO of Energy Income Partners, LLC
Eva Pao – Co-Portfolio Manager, Principal of Energy Income Partners, LLC
John Tysseland – Co-Portfolio Manager, Principal of Energy Income Partners, LLC
Commentary
First Trust Energy Income and Growth Fund
The Fund’s investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund pursues its objective by investing in cash-generating securities of energy companies, with a focus on investing in publicly traded MLPs, related public entities in the energy sector, and/or other public companies which EIP believes offer opportunities for income and growth. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
Market Recap
The total return for the Alerian MLP Total Return Index (“AMZX”) and the Wells Fargo Midstream MLP Total Return Index (“WCHWMIDT”) (collectively the “MLP benchmarks”), for the 12-month period ended November 30, 2019 was -11.00% and -3.21%, respectively. For AMZX, these returns reflect a positive 7.18% from distribution payments, while the remaining returns were due to share price depreciation. For WCHWMIDT, these returns reflect a positive 7.27% from distribution payments, while the remaining returns were due to share price depreciation. These figures are according to data collected from several sources, including the MLP benchmarks and Bloomberg. While in the short term, market share price appreciation can be volatile, we believe that over the long term, share price appreciation will approximate growth in per share quarterly cash distributions paid by MLPs.
Performance Analysis
On a net asset value (“NAV”) basis, the Fund provided a total return of 4.18%1, including the reinvestment of dividends, for the 12-month period ended November 30, 2019. This compares, according to collected data, to a total return of 16.11% for the S&P 500® Index, 15.18% for the Bloomberg Barclays U.S. Credit Index of Corporate Bonds, -11.00% for AMZX, and -3.21% for WCHWMIDT. Unlike the Fund, the indices do not incur fees and expenses. On a market value basis, the Fund had a total return, including the reinvestment of dividends, of 14.25% for the 12-month period ended November 30, 2019. At the end of the period, the Fund was priced at $20.47 per share while the NAV per share was $19.88, a premium of 2.97%. On November 30, 2018, the Fund was priced at $19.97 per share, while the NAV per share was $21.27, a discount of 6.11%.
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per Common Share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust Energy Income and Growth Fund (FEN)
Annual Report
November 30, 2019 (Unaudited)
The Fund maintained its regular quarterly Common Share dividend of $0.58 for the fiscal year ended November 30, 2019.
For the fiscal year ended November 30, 2019, the Fund’s NAV outperformed the MLP benchmarks’ average return of -7.11% by 1,129 basis points (“bps”). The Fund’s outperformance was driven by overweight positions in utilities and pipeline C-Corporations (“C-Corps “) and underweight positions in gathering and processing MLPs. The MLP benchmarks do not have exposure to utilities and C-Corp pipeline companies while the Fund owns a broader universe of infrastructure companies that includes C-Corp pipeline companies, utilities, and MLPs. Derivatives had a positive impact on the performance of the Fund over the reporting period. EIP believes the high payout ratio found in MLPs and other infrastructure investments is only suitable for a narrow set of long-lived assets that have stable non-cyclical cash flows, such as regulated pipelines or other infrastructure assets that are legal or natural monopolies. Over the long term, EIP believes this approach leads to a portfolio of companies at the blue-chip end of the spectrum with less volatility and higher growth.
Two important factors affecting the return of the Fund, relative to the average of the MLP benchmarks, are the Fund’s accrual for taxes and the use of financial leverage through a line of credit. The Fund established a committed facility agreement with The BNP Paribas Prime Brokerage with a current maximum commitment amount of $180,000,000. The Fund uses leverage because its portfolio managers believe that, over time, leverage can enhance total return for common shareholders. However, the use of leverage can also increase the volatility of the NAV and, therefore, the share price. For example, if the prices of securities held by the Fund decline, the effect of changes in common share NAV and common shareholder total return loss would be magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the MLP benchmarks are not leveraged, nor are their returns net of an accrual for taxes. Leverage had a positive impact on the performance of the Fund over the reporting period. The accrual for taxes had a negative impact on the performance of the Fund over the reporting period.
Market and Fund Outlook
Many of the assets held by MLPs were originally constructed decades ago by pipeline and power utilities. When the U.S. deregulated much of the energy industry, these utilities became cyclical commodity companies with too much debt and the resulting financial stress caused divestment of their pipeline assets to the MLP space that was trading at higher valuations. We believe the reverse trend is happening today. Corporate consolidations and simplifications are part of that trend. Corporate simplifications involving pipeline companies and their associated MLPs began late in 2014 and continued in 2019. These simplifications involve the acquisition of the subsidiary MLP by the C-Corp parent as well as MLPs choosing to become taxable corporations. In our opinion, we believe that this trend will likely continue following the Federal Energy Regulatory Commission’s Revised Policy Statement denying recovery of an Income Tax Allowance (ITA) by most partnership-owned pipelines.
While MLPs represented a way for the industry to lower its cost of financing between 2004 through 2014, the severe correction in the price of crude oil in 2014 caused a collapse in MLP valuations as much of the AMZX had become exposed to commodity prices between 2004 and 2014. MLP distribution cuts and even some bankruptcies followed. Over the last five years, about 60% of the MLPs in the AMZX have cut or eliminated their dividends. Now, MLPs in the AMZX trade at valuations that are about 45% lower than 2014, while, during that same time period, the valuation multiples of non-MLP energy infrastructure companies like utilities have risen. (Source: Alerian, Bloomberg L.P., FactSet Research Systems Inc.) MLPs are now in many cases a higher-cost way of financing these industries; the reverse of the conditions that led to the growth of the asset class in the early part of the last decade. As a result, we are now witnessing the consolidation or simplification of corporate structures where the MLP sleeve of capital is being eliminated when it no longer reduces a company’s cost of equity financing.
While some stand-alone pipeline companies are now seeking a lower cost of financing outside of the MLP structure, some cyclical companies continue to use the MLP structure to finance non-cyclical assets through sponsored entities. In most cases these sponsored entities formed as MLPs still trade at higher multiples compared to companies in cyclical industries such as refining, oil and gas production, and petrochemicals. Therefore, some of these cyclical energy companies still have an opportunity to lower their financing costs by divesting stable assets such as pipelines and related storage facilities to an MLP subsidiary as a method to reduce the overall company’s cost of equity financing. Whether from the perspective of a diversified energy company seeking to lower its overall financing costs or the energy industry in its entirety, we believe it is fair to say that MLPs are created when they lower the cost of equity financing and eliminated when they do not.

Portfolio Commentary (Continued)
First Trust Energy Income and Growth Fund (FEN)
Annual Report
November 30, 2019 (Unaudited)
Historically, the pipeline utility industry has moved in very long cycles and we believe the cycle that saw most of U.S. pipeline assets move to the MLP space due to the MLP being a superior financing tool is reversing. In our view, the investment merits of owning these assets (stable, slow-growing earnings with a high dividend payout ratio) have not changed. The Fund continues to seek to invest primarily in energy infrastructure companies including MLPs with mostly non-cyclical cash flows, investment-grade ratings, conservative balance sheets, modest and/or flexible organic growth commitments and liquidity on their revolving lines of credit. Non-cyclical cash flows are, in our opinion, a good fit with a steady anticipated dividend distribution that is meant to be most or all of an energy infrastructure company’s free cash flow.

First Trust Energy Income and Growth Fund (FEN)
Portfolio of Investments
November 30, 2019
Shares/ Units	Description	Value
MASTER LIMITED PARTNERSHIPS – 81.2%
	Chemicals – 1.5%
259,800	Westlake Chemical Partners, L.P. (a)	$5,764,962
	Gas Utilities – 0.5%
82,600	Suburban Propane Partners, L.P. (a)	1,851,892
	Independent Power & Renewable Electricity Producers – 5.5%
412,911	NextEra Energy Partners, L.P. (a) (b)	21,937,961
	Oil, Gas & Consumable Fuels – 73.7%
883,416	Alliance Resource Partners, L.P. (a)	9,275,868
491,074	BP Midstream Partners, L.P. (a)	7,169,680
2,032,767	Energy Transfer, L.P. (a)	24,006,978
2,790,806	Enterprise Products Partners, L.P. (a) (c)	73,454,014
941,147	Holly Energy Partners, L.P. (a)	21,044,047
895,454	Magellan Midstream Partners, L.P. (a) (c)	52,357,195
303,800	MPLX, L.P. (a)	7,184,870
213,800	Phillips 66 Partners, L.P. (a)	11,915,074
1,598,601	Plains All American Pipeline, L.P. (a) (c)	27,815,658
743,200	Shell Midstream Partners, L.P. (a)	14,611,312
1,141,350	TC PipeLines, L.P. (a)	44,501,237
		293,335,933
	Total Master Limited Partnerships	322,890,748
	(Cost $214,027,185)
COMMON STOCKS – 62.7%
	Electric Utilities – 9.4%
26,700	American Electric Power Co., Inc. (c)	2,439,045
33,000	Duke Energy Corp. (c)	2,909,610
10,600	Emera, Inc. (CAD) (a)	435,874
58,600	Eversource Energy (c)	4,842,704
247,600	Exelon Corp. (c)	10,993,440
22,000	NextEra Energy, Inc. (c)	5,144,040
312,400	PPL Corp. (c)	10,630,972
300	Southern (The) Co.	18,597
		37,414,282
	Gas Utilities – 0.2%
3,600	Atmos Energy Corp. (a)	385,056
3,699	Chesapeake Utilities Corp. (a)	337,127
		722,183
	Multi-Utilities – 6.3%
71,700	CMS Energy Corp. (c)	4,395,210
275,499	Public Service Enterprise Group, Inc. (c)	16,339,846
30,800	Sempra Energy	4,535,916
		25,270,972
	Oil, Gas & Consumable Fuels – 46.8%
841,796	Enbridge, Inc. (a)	31,988,248
373,640	Equitrans Midstream Corp. (a)	3,725,191
377,200	Inter Pipeline, Ltd. (CAD) (a)	6,247,384
145,060	Keyera Corp. (CAD) (a)	3,539,407
2,114,955	Kinder Morgan, Inc. (a) (c)	41,474,268
399,984	ONEOK, Inc. (c)	28,418,863
966,906	TC Energy Corp. (c)	49,244,523

See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Portfolio of Investments (Continued)
November 30, 2019
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
951,941	Williams (The) Cos., Inc. (c)	$21,628,099
		186,265,983
	Total Common Stocks	249,673,420
	(Cost $224,070,793)
REAL ESTATE INVESTMENT TRUSTS – 0.3%
	Equity Real Estate Investment Trusts – 0.3%
24,236	CorEnergy Infrastructure Trust, Inc. (a)	1,072,201
	(Cost $684,853)
	Total Investments – 144.2%	573,636,369
	(Cost $438,782,831) (d)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.3)%
(267)	American Electric Power Co., Inc.	$(2,439,045)	$97.50	Jan 2020	(5,340)
(717)	CMS Energy Corp. (e)	(4,395,210)	65.00	Dec 2019	(3,585)
(330)	Duke Energy Corp.	(2,909,610)	90.00	Jan 2020	(33,000)
(1,600)	Enterprise Products Partners, L.P. (e)	(4,211,200)	31.00	Dec 2019	(1,600)
(6,500)	Enterprise Products Partners, L.P.	(17,108,000)	30.00	Jan 2020	(32,500)
(586)	Eversource Energy	(4,842,704)	85.00	Jan 2020	(39,555)
(2,476)	Exelon Corp.	(10,993,440)	46.00	Dec 2019	(51,996)
(6,000)	Kinder Morgan, Inc.	(11,766,000)	21.00	Jan 2020	(54,000)
(1,724)	Kinder Morgan, Inc.	(3,380,764)	22.00	Jan 2020	(8,620)
(1,200)	Magellan Midstream Partners, L.P.	(7,016,400)	62.50	Dec 2019	(9,000)
(220)	NextEra Energy, Inc.	(5,144,040)	250.00	Mar 2020	(66,880)
(1,419)	ONEOK, Inc.	(10,081,995)	72.50	Dec 2019	(92,235)
(2,580)	ONEOK, Inc.	(18,330,900)	72.50	Jan 2020	(361,200)
(4,000)	Plains All American Pipeline, L.P. (e)	(6,960,000)	21.00	Feb 2020	(20,000)
(3,124)	PPL Corp.	(10,630,972)	34.00	Jan 2020	(237,424)
(1,394)	Public Service Enterprise Group, Inc.	(8,267,814)	60.00	Dec 2019	(75,276)
(1,360)	Public Service Enterprise Group, Inc.	(8,066,160)	65.00	Mar 2020	(51,000)
(3,700)	TC Energy Corp. (e)	(18,844,100)	55.00	Dec 2019	(7,400)
(3,000)	TC Energy Corp.	(15,279,000)	55.00	Feb 2020	(45,000)
(3,500)	Williams (The) Cos., Inc.	(7,952,000)	23.00	Jan 2020	(175,000)
	Total Call Options Written				(1,370,611)
	(Premiums received $2,493,685)

Outstanding Loan – (36.7)%	(146,000,000)
Net Other Assets and Liabilities – (7.2)%	(28,409,216)
Net Assets – 100.0%	$397,856,542

(a)	All or a portion of this security serves as collateral on the outstanding loan.
(b)	This security is taxed as a “C” corporation for federal income tax purposes.
(c)	All or a portion of this security’s position represents cover for outstanding options written.
(d)	Aggregate cost for federal income tax purposes was $391,883,091. As of November 30, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $195,899,078 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $15,516,411. The net unrealized appreciation was $180,382,667. The amounts presented are inclusive of derivative contracts.
(e)	This investment is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At November 30, 2019, investments noted as such are valued at $(32,585) or (0.0)% of net assets.

See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Portfolio of Investments (Continued)
November 30, 2019
CAD	Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of November 30, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 11/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Master Limited Partnerships*	$ 322,890,748	$ 322,890,748	$ —	$ —
Common Stocks*	249,673,420	249,673,420	—	—
Real Estate Investment Trusts*	1,072,201	1,072,201	—	—
Total Investments	$ 573,636,369	$ 573,636,369	$—	$—
LIABILITIES TABLE
	Total Value at 11/30/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (1,370,611)	$ (785,036)	$ (585,575)	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Statement of Assets and Liabilities
November 30, 2019
ASSETS:
Investments, at value (Cost $438,782,831)	$ 573,636,369
Cash	10,175,195
Receivables:
Income taxes	2,811,774
Dividends	597,721
Dividend reclaims	61,366
Prepaid expenses	7,341
Total Assets	587,289,766
LIABILITIES:
Outstanding loan	146,000,000
Deferred income taxes	40,990,468
Options written, at value (Premiums received $2,493,685)	1,370,611
Payables:
Investment advisory fees	451,516
Interest and fees on loan	402,789
Audit and tax fees	100,233
Shareholder reporting fees	26,255
Administrative fees	23,958
Custodian fees	20,709
Trustees’ fees and expenses	6,884
Transfer agent fees	5,869
Legal fees	5,406
Financial reporting fees	771
Other liabilities	27,755
Total Liabilities	189,433,224
NET ASSETS	$397,856,542
NET ASSETS consist of:
Paid-in capital	$ 363,760,580
Par value	200,116
Accumulated distributable earnings (loss)	33,895,846
NET ASSETS	$397,856,542
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$19.88
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	20,011,594
See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Statement of Operations
For the Year Ended November 30, 2019
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $740,763)		$ 12,984,508
Interest		712,221
Total investment income		13,696,729
EXPENSES:
Investment advisory fees		5,770,359
Interest and fees on loan		5,541,389
Administrative fees		278,119
Audit and tax fees		100,558
Shareholder reporting fees		93,985
Custodian fees		61,127
At the market offering costs		35,575
Transfer agent fees		33,030
Legal fees		21,229
Listing expense		20,000
Trustees’ fees and expenses		16,687
Financial reporting fees		9,250
Other		81,880
Total expenses		12,063,188
NET INVESTMENT INCOME (LOSS) BEFORE TAXES		1,633,541
Current state income tax benefit (expense)	(374,346)
Current federal income tax benefit (expense)	(5,257,823)
Deferred federal income tax benefit (expense)	5,024,802
Deferred state income tax benefit (expense)	1,248,813
Total income tax benefit (expense)		641,446
NET INVESTMENT INCOME (LOSS)		2,274,987
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
Investments		23,566,834
Written options		5,178,960
Foreign currency transactions		4,190
Net realized gain (loss) before taxes		28,749,984
Current federal income tax benefit (expense)	(6,037,498)
Current state income tax benefit (expense)	(641,351)
Total income tax benefit (expense)		(6,678,849)
Net realized gain (loss) on investments, written options and foreign currency transactions		22,071,135
Net increase from payment by the sub-advisor before taxes		130,183
Current federal income tax benefit (expense)	(27,338)
Current state income tax benefit (expense)	(2,904)
Total income tax benefit (expense)		(30,242)
Net increase from payment by the sub-advisor		99,941
Net change in unrealized appreciation (depreciation) before taxes on:
Investments		(9,489,436)
Written options		1,672,339
Foreign currency translation		814
Net change in unrealized appreciation (depreciation) before taxes		(7,816,283)
Deferred federal income tax benefit (expense)	1,688,036
Deferred state income tax benefit (expense)	229,677
Total income tax benefit (expense)		1,917,713
Net change in unrealized appreciation (depreciation) on investments, written options and foreign currency translation		(5,898,570)
NET REALIZED AND UNREALIZED GAIN (LOSS)		16,272,506
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$ 18,547,493

See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Statements of Changes in Net Assets
	Year Ended 11/30/2019	Year Ended 11/30/2018
OPERATIONS:
Net investment income (loss)	$ 2,274,987	$ (3,979,575)
Net realized gain (loss)	22,071,135	27,669,981
Net increase from payment by the sub-advisor	99,941	—
Net change in unrealized appreciation (depreciation)	(5,898,570)	(6,442,747)
Net increase (decrease) in net assets resulting from operations	18,547,493	17,247,659
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(26,260,210)	(40,205,780)
Return of capital (See Note 2E)	(20,120,435)	(5,960,091)
Total distributions to shareholders	(46,380,645)	(46,165,871)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through at the market offerings	—	4,111,227
Proceeds from Common Shares reinvested	577,146	534,902
Net increase (decrease) in net assets resulting from capital transactions	577,146	4,646,129
Total increase (decrease) in net assets	(27,256,006)	(24,272,083)
NET ASSETS:
Beginning of period	425,112,548	449,384,631
End of period	$ 397,856,542	$ 425,112,548
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	19,984,376	19,778,270
Common Shares sold through at the market offerings	—	183,236
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	27,218	22,870
Common Shares at end of period	20,011,594	19,984,376
See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Statement of Cash Flows
For the Year Ended November 30, 2019
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$18,547,493
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(390,715,822)
Sales of investments	413,648,941
Proceeds from written options	10,437,282
Amount paid to close written options	(2,068,722)
Return of capital received from investment in MLPs	24,975,474
Net realized gain/loss on investments and written options	(28,745,794)
Net change in unrealized appreciation/depreciation on investments and written options	7,817,097
Net increase from payment by the sub-advisor	(130,183)
Decrease in deferred income tax payable	(8,191,330)
Changes in assets and liabilities:
Decrease in income tax receivable	9,494,386
Decrease in interest receivable	180,000
Increase in dividend reclaims receivable	(61,366)
Increase in dividends receivable	(188,553)
Decrease in prepaid expenses	29,933
Decrease in interest and fees payable on loan	(85,006)
Decrease in investment advisory fees payable	(22,123)
Increase in audit and tax fees payable	324
Increase in legal fees payable	575
Decrease in shareholder reporting fees payable	(6,153)
Decrease in administrative fees payable	(2,170)
Decrease in custodian fees payable	(1,733)
Increase in transfer agent fees payable	2,720
Increase in Trustees’ fees and expenses payable	4,192
Decrease in offering costs payable	(78,750)
Increase in other liabilities payable	24,549
Cash provided by operating activities		$54,865,261
Cash flows from financing activities:
Proceeds from Common Shares reinvested	577,146
Distributions to Common Shareholders from investment operations	(26,260,210)
Distributions to Common Shareholders from return of capital	(20,120,435)
Repayment of borrowing	(48,500,000)
Proceeds from borrowing	44,000,000
Cash used in financing activities		(50,303,499)
Increase in cash		4,561,762
Cash at beginning of period		5,613,433
Cash at end of period		$10,175,195
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$5,626,395
Cash paid during the period for taxes		$2,846,875

See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended November 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 21.27	$ 22.72	$ 25.27	$ 25.41	$ 38.08
Income from investment operations:
Net investment income (loss) (a)	0.11	(0.20)	0.13	0.04	0.18
Net realized and unrealized gain (loss)	0.82 (b)	1.07	(0.37) (b)	2.14 (b)	(10.59)
Total from investment operations	0.93	0.87	(0.24)	2.18	(10.41)
Distributions paid to shareholders from:
Net investment income	(0.34)	(0.38)	—	—	—
Net realized gain	(0.98)	(1.64)	(2.32)	(0.25)	(2.26)
Return of capital	(1.00)	(0.30)	—	(2.07)	—
Total distributions paid to Common Shareholders	(2.32)	(2.32)	(2.32)	(2.32)	(2.26)
Premiums from shares sold in at the market offering	—	0.00 (c)	0.01	—	—
Net asset value, end of period	$19.88	$21.27	$22.72	$25.27	$25.41
Market value, end of period	$20.47	$19.97	$22.24	$26.30	$23.12
Total return based on net asset value (d)	4.18% (b)	3.69%	(1.42)% (b)	9.61% (b)	(28.30)%
Total return based on market value (d)	14.25%	(0.55)%	(7.28)%	25.39%	(29.96)%
Net assets, end of period (in 000’s)	$ 397,857	$ 425,113	$ 449,385	$ 489,743	$ 491,820
Portfolio turnover rate	65%	42%	40%	54%	28%
Ratios of expenses to average net assets:
Including current and deferred income taxes (e)	3.79%	(7.20)%	2.07%	7.65%	(15.26)%
Excluding current and deferred income taxes	2.82%	2.79%	2.68%	2.60%	2.21%
Excluding current and deferred income taxes and interest expense	1.52%	1.54%	1.52%	1.51%	1.47%
Ratios of net investment income (loss) to average net assets:
Net investment income (loss) ratio before tax expenses	0.38%	(0.42)%	(0.09)%	(0.77)%	0.72%
Net investment income (loss) ratio including tax expenses (e)	(0.59)%	9.57%	0.52%	(5.82)%	18.18%
Indebtedness:
Total loan outstanding (in 000’s)	$ 146,000	$ 150,500	$ 155,500	$ 174,500	$ 183,000
Asset coverage per $1,000 of indebtedness (f)	$ 3,725	$ 3,825	$ 3,890	$ 3,807	$ 3,688

(a)	Based on average shares outstanding.
(b)	During the fiscal years ended November 30, 2019, 2017, and 2016, the sub-advisor reimbursed the Fund $130,183, $39,539 and $55,570, respectively, in connection with trade errors which each represent less than $0.01 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the total return.
(c)	Amount is less than $0.01.
(d)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(e)	Includes current and deferred income taxes associated with each component of the Statement of Operations.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Energy Income and Growth Fund (FEN)
November 30, 2019
1. Organization
First Trust Energy Income and Growth Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FEN” on the NYSE American.
The Fund’s investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly-traded master limited partnerships (“MLPs”), related public entities in the energy sector and other public companies, which Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”) believes offer opportunities for income and growth. Under normal market conditions, the Fund will invest at least 85% of its managed assets in securities of energy companies, energy sector MLPs and energy sector MLP-related entities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold), dividends declared but unpaid, deferred income taxes and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, real estate investment trusts, MLPs, and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2019
which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of November 30, 2019, is included with the Fund’s Portfolio of Investments.
B. Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call or put options (“options”) on all or a portion of the MLPs and

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2019
common stocks held in the Fund’s portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can write (sell) is limited by the amount of MLPs and common stocks the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Fund’s Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
The options that the Fund writes (sells) will either be exercised, expire or be canceled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss and is included in “Net realized gain (loss) before taxes on investments” on the Statement of Operations. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) before taxes on written options” on the Statement of Operations.
The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on an accrual basis, including amortization of premiums and accretion of discounts. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund’s portfolio and to estimate the associated deferred tax asset or liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.
Distributions received from the Fund’s investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) before taxes on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2019
from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) before taxes on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) before taxes on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) before taxes on investments” on the Statement of Operations.
E. Distributions to Shareholders
The Fund intends to make quarterly distributions to Common Shareholders. The Fund’s distributions generally will consist of cash and paid-in kind distributions from MLPs or their affiliates, dividends from common stocks, and income from other investments held by the Fund less operating expenses, including taxes. Distributions to Common Shareholders are recorded on the ex-date and are based on U.S. GAAP, which may differ from their ultimate characterization for federal income tax purposes.
Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund’s current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder’s basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder’s tax basis in the Common Shares will generally be taxed as a capital gain.
Distributions of $26,260,210 paid during the fiscal year ended November 30, 2019 are anticipated to be characterized as taxable dividends for federal income tax purposes. The amounts may be eligible to be taxed as qualified dividend income at the reduced capital gains rates, subject to shareholder holding period requirements. The remaining $20,120,435 in distributions paid during the fiscal year ended November 30, 2019, is expected to be return of capital. However, the ultimate determination of the character of the distributions will be made after the 2019 calendar year. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
F. Income Taxes
The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. The “Tax Cuts and Jobs Act of 2017” (the “Act”) reduced the maximum graduated income tax rate for corporations from 35% to a flat 21% and repealed the corporate alternative minimum tax for tax years that begin after December 31, 2017. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.
The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.
To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund’s adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund’s adjusted tax basis, the Fund will recognize a taxable capital gain. For the fiscal year ended November 30, 2019, distributions of $24,774,698 received from MLPs have been reclassified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.
The Fund’s provision for income taxes consists of the following:
Current federal income tax benefit (expense)	$ (11,322,659)
Current state income tax benefit (expense)	(1,018,601)
Current foreign income tax benefit (expense)	—
Deferred federal income tax benefit (expense)	6,712,838
Deferred state income tax benefit (expense)	1,478,490
Total income tax benefit (expense)	$ (4,149,932)
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. The Fund’s 2019 income tax provision includes a full valuation

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2019
allowance against the deferred tax assets associated with the state net operating loss. Components of the Fund’s deferred tax assets and liabilities as of November 30, 2019 are as follows:
Deferred tax assets:
Federal net operating loss	$—
State net operating loss	2,857,657
State income taxes	847,264
Capital loss carryforward	—
Other	184,165
Total deferred tax assets	3,889,086
Less: valuation allowance	(2,857,657)
Net deferred tax assets	$1,031,429
Deferred tax liabilities:
Unrealized gains on investment securities	$(42,021,897)
Total deferred tax liabilities	(42,021,897)
Total net deferred tax liabilities	$(40,990,468)
Total income taxes differ from the amount computed by applying the federal income tax rate of 21% to net investment income and realized and unrealized gains on investments.
Application of statutory income tax rate	$ 4,766,459
State income taxes, net	160,421
Change in valuation allowance	83,569
Effect of permanent differences	(420,748)
Other	(439,769)
Total	$ 4,149,932
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of November 30, 2019, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions. The Internal Revenue Service initiated a corporate income tax audit for the Fund’s 2015 tax year. The audit closed with no changes recommended.
G. Expenses
The Fund will pay all expenses directly related to its operations.
H. New Accounting Pronouncement
On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2019
EIP serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP.
During the fiscal year ended November 30, 2019, the Fund received a payment from the Sub-Advisor of $130,183 in connection with a trade error.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund, or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended November 30, 2019, were $390,715,822 and $401,035,627, respectively.
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at November 30, 2019, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Written Options	Equity Risk	—	—	Options written, at value	$ 1,370,611
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended November 30, 2019, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) before taxes on written options	$5,178,960
Net change in unrealized appreciation (depreciation) before taxes on written options	1,672,339
During the fiscal year ended November 30, 2019, the premiums for written options opened were $10,437,282, and the premiums for written options closed, exercised and expired were $10,035,187.
The Fund does not have the right to offset financial assets and liabilities related to option contracts on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2019
6. Borrowings
The Fund entered into a committed facility agreement (the “Committed Facility Agreement”) with BNP Paribas Prime Brokerage International, Ltd. (“PBL”). Absent certain events of default or failure to maintain certain collateral requirements, PBL may not terminate the Committed Facility Agreement except upon 179 calendar days’ prior notice. The maximum commitment amount is $180,000,000, which comprises a floating rate financing amount and a fixed rate financing amount. Prior to July 22, 2019, the maximum commitment amount was $225,000,000. The commitment fee of 0.55% of the undrawn amount is waived on any day on which the drawn amount is 80% or more of the maximum commitment amount. Prior to May 22, 2019, the commitment fee rate was 0.80%. The borrowing rate on the floating rate financing amount is equal to the 1-month LIBOR plus 85 basis points and the borrowing rate on the fixed rate financing amount of $102,700,000 is 3.53%. The fixed rate financing amount is for a ten-year period ending in 2023.
The average amount outstanding for the fiscal year ended November 30, 2019, was $149,328,767, with a weighted average interest rate of 3.41%. As of November 30, 2019, the Fund had outstanding borrowings of $146,000,000, which approximates fair value, under the Committed Facility Agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. On the floating rate financing amount, the high and low annual interest rates for the fiscal year ended November 30, 2019, were 3.53% and 2.54%, respectively. The weighted average interest rate at November 30, 2019, was 3.24%.
7. Common Share Offerings
On June 19, 2017, the Fund and the Advisor entered into a sales agreement with JonesTrading Institutional Services, LLC (“Jones Trading”) whereby the Fund may offer and sell up to Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund’s Common Shares at the time such Common Shares are initially sold. The Fund used the net proceeds from the sale of the Common Shares in accordance with its investment objective and policies. The Registration Statement has not been effective since March 2019, and therefore Common Shares have not been offered under the sales agreement since that time. Any future sales of Common Shares under the sales agreement will be made pursuant to an effective Registration Statement. There were no transactions for the fiscal year ended November 30, 2019. Transactions for the fiscal year ended November 30, 2018 related to offerings under such sales agreements are as follows:
	Common Shares Sold	Net Proceeds Received	Net Asset Value of Shares Sold	Net Proceeds Received in Excess of Net Asset Value
Year ended 11/30/18	183,236	$4,111,227	$4,039,839	$71,388
Additionally, estimated offering costs of $132,500 related to this offering were recorded as a prepaid asset and were amortized to expense by the Fund on a straight line basis over a one year period.
8. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Industry Concentration Risk
Under normal market conditions, the Fund invests at least 85% of its Managed Assets in securities issued by energy companies, energy sector MLPs and energy sector MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Notes to Financial Statements (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2019
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Energy Income and Growth Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Energy Income and Growth Fund (the “Fund”), including the portfolio of investments, as of November 30, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
January 24, 2020
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Energy Income and Growth Fund (FEN)
November 30, 2019 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2019 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 8, 2019. At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust Energy Income and Growth Fund as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2022. The number of votes cast in favor of Mr. Bowen was 17,693,683, the number of votes against was 423,487 and the number of broker non-votes was 1,867,206. The number of votes cast in favor of Mr. Nielson was 17,673,310, the number of votes against was 443,860 and the number of broker non-votes was 1,867,206. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Covered Call Options Risk. As the writer (seller) of a call option, the Fund forgoes, during the life of the option, the opportunity to profit from increases in the market value of the portfolio security covering the option above the sum of the premium and the strike price of the call option but retains the risk of loss should the price of the underlying security decline. The value of call options written by the Fund, which are priced daily, are determined by trading activity in the broad options market and will be affected by, among other factors, changes in the value of the underlying security in relation to the strike price, changes in dividend rates of the underlying security, changes in interest rates, changes in actual or perceived volatility of the stock market and the underlying security, and the time remaining until the expiration date. The value of call options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
Energy Infrastructure Companies Risk. Energy infrastructure companies may be directly affected by energy commodity prices, especially those companies which own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of energy infrastructure companies. Energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact energy infrastructure companies.
Certain energy infrastructure companies are subject to the imposition of rate caps, increased competition due to deregulation, counterparties to contracts defaulting or going bankrupt, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental

Additional Information (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2019 (Unaudited)
considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies.
Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Interest Rate Swaps Risk. To the extent that the Fund invests in swaps, if short-term interest rates are lower than the Fund’s fixed rate of payment on an interest rate swap, the swap will reduce common share net earnings. In addition, a default by the counterparty to a swap transaction could also negatively impact the performance of the common shares.
Investment Concentration Risk. The Fund’s investments are concentrated in the group of industries that are part of the energy sector, with a particular focus on energy sector MLPs, energy sector MLP-related entities and other energy companies. The Fund’s concentration in the group of industries that are part of the energy sector may present more risk than if the Fund were broadly diversified over multiple sectors of the economy. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the group of industries that are part of the energy sector. Certain risks inherent in investing in the business of the types of securities that the Fund may invest include: commodity pricing risk, commodity supply and demand risk, lack of diversification of and reliance on customers and suppliers risk, including the risk of counterparty default, commodity depletion and exploration risk, energy sector and energy utility industry regulatory risk, including risks associated with the prices and methodology of determining prices that energy companies may charge for their products and services, interest rate risk, risk of lack of acquisition or reinvestment opportunities, risk of lacking of funding, dependency on MLP affiliate risk, weather risk, catastrophe risk, terrorism and MLP market disruption risk, and technology risk.
Companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission (FERC) with respect to the tariff rates that they may charge to their customers. In March 2018, FERC changed its tax allowance policy to no longer permit such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. This has had a negative impact on the performance of some energy companies affected by this decision.
Other factors which may reduce the amount of cash an MLP, MLP-related entity and other energy sector company has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs (including increased borrowing costs as a result of additional collateral requirements as a result of ratings downgrades by credit agencies).
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Liquidity Risk. Certain securities in which the Fund may invest may trade less frequently, particularly those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. The Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than it otherwise would have been able to realize, or both.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Additional Information (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2019 (Unaudited)
MLP Risk. Investments in securities of MLPs involve certain risks different from or in addition to the risks of investing in common stocks. MLP common units can be affected by macro-economic factors and other factors unique to the partnership or company and the industry or industries in which the MLP operates. Certain MLP securities may trade in relatively low volumes due to their smaller capitalizations or other factors, which may cause them to have a high degree of price volatility and illiquidity. The structures of MLPs create certain risks, including, for example, risks related to the limited ability of investors to control an MLP and to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.
Non-Diversification Risk. The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986. Accordingly, the diversification-specific regulatory requirements under the 1940 Act and the Internal Revenue Code of 1986 regarding the minimum number or size of portfolio securities do not apply to the Fund, and the Fund’s investments may be more heavily concentrated in, and thus more sensitive to changes in the prices of, securities of particular issuers.
Non-U.S. Securities and Currency Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; withholding taxes; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments.
Potential Conflicts of Interest Risk. First Trust, EIP and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and EIP currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to EIP) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and EIP have a financial incentive to leverage the Fund.
Recent Market and Economic Developments. The number of energy-related MLPs has declined since 2014. The industry is witnessing the consolidation or simplification of corporate structures where the MLP sleeve of capital is being eliminated. As a result of the foregoing, the Fund’s MLP investments could become less diverse and the Fund may increase its non-MLP investments consistent with its investment objective and policies.
Restricted Securities Risk. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.
Tax Risk. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. Recent events have caused some MLPs to be reclassified or restructured as corporations. The classification of an MLP as a corporation for United States federal income tax purposes has the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits.
A reduction in the percentage of the income offset by tax deductions or an increase in sales of the Fund’s MLP holdings that result in capital gains will reduce that portion of the Fund’s distribution from an MLP treated as a return of capital and increase that portion treated as income, and may result in lower after-tax distributions to the Fund’s common shareholders. On the other hand, to the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain or decrease in the amount of loss that will be recognized by the Fund for tax purposes upon the sale of any such interests.

Additional Information (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2019 (Unaudited)
Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs, MLP-related entities and other energy sector and energy utility companies in which the Fund invests.
Utility Companies Risk. Utility companies include companies producing or providing gas, electricity or water. These companies are subject to the risk of the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may negatively affect utility companies.
Valuation Risk. Market prices generally will not be available for subordinated units, direct ownership of general partner interests, restricted securities or unregistered securities of certain MLPs or MLP-related entities, and the value of such investments will ordinarily be determined based on fair valuations determined pursuant to procedures adopted by the Board of Trustees. The value of these securities typically requires more reliance on the judgment of the Sub-Advisor than that required for securities for which there is an active trading market. In addition, the Fund relies on information provided by certain MLPs, which is usually not timely, to calculate taxable income allocable to the MLP units held in the Fund’s portfolio and to determine the tax character of distributions to common shareholders. From time to time the Fund will modify its estimates and/or assumptions as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Energy Income and Growth Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and Energy Income Partners, LLC (the “Sub-Advisor”) for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. (“MPI”), an independent source (the “Peer Group”), and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board

Additional Information (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2019 (Unaudited)
noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the June 11, 2018 meeting, the Board also received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the Peer Group, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Group and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different amounts and types of leverage with different costs associated with them; (iii) only two of the peer funds employ an advisor/sub-advisor management structure and only one of those peer funds employs an unaffiliated sub-advisor; and (iv) most of the peer funds are larger than the Fund, which causes the Fund’s fixed expenses to be higher on a percentage basis as compared to the larger peer funds. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund, based on average managed assets, was at the median of the MPI Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2017 to the performance of the peer funds in the Peer Group and to two benchmark indexes. In reviewing the Fund’s performance as compared to the performance of the Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the Peer Group average for the one-, three- and five-year periods ended December 31, 2017. The Board also noted that the Fund outperformed both of the benchmark indexes for the one-, three- and five-year periods ended December 31, 2017. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2016 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2017 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that

Additional Information (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2019 (Unaudited)
may be realized from its relationship with the Fund. The Board considered the ownership interest of FTCP in the Sub-Advisor and potential fall-out benefits to the Advisor from such ownership interest. The Board noted that in addition to the advisory fees paid by the Fund, the Advisor is compensated for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered that the Sub-Advisor’s investment services expenses are primarily fixed, and that the Sub-Advisor has made recent investments in personnel and infrastructure and expects its expenses to increase over the next twelve months as it continues to make investments in additional personnel. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including soft-dollar arrangements, and considered a summary of such arrangements. The Board also considered the potential fall-out benefits to the Sub-Advisor from FTCP’s ownership interest in the Sub-Advisor. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers
First Trust Energy Income and Growth Fund (FEN)
November 30, 2019 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	169	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	169	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Three Year Term • Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	169	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	169	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	169	None

(1)	Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund’s 2020 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2021 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)
First Trust Energy Income and Growth Fund (FEN)
November 30, 2019 (Unaudited)
Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since December 2005	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Energy Income and Growth Fund (FEN)
November 30, 2019 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $82,000 for the fiscal year ended November 30, 2018, and for $57,000 the fiscal year ended November 30, 2019.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2018, and $0 for the fiscal year ended November 30, 2019.

Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2018, and $0 for the fiscal year ended November 30, 2019.

(c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $42,000 for the fiscal year ended November 30, 2018, and $42,044 for the fiscal year ended November 30, 2019. These fees were for tax consultation.

Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser were $0 for the fiscal year ended November 30, 2018, and $0 for the fiscal year ended November 30, 2019.

(d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2018 and $0 for the fiscal year ended November 30, 2019.

All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2018, and $0 for the fiscal year ended November 30, 2019.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2018, were $42,000 for the registrant and $48,190 for the registrant’s investment adviser, and for the fiscal year ended November 30, 2019, were $42,044 for the registrant and $75,670 for the registrant’s investment adviser.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Policies and Procedures

If an adviser exercises voting authority with respect to client securities, Advisers Act Rule 206(4)-6 requires the adviser to adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of the client. This is consistent with legal interpretations which hold that an adviser’s fiduciary duty includes handling the voting of proxies on securities held in client accounts over which the adviser exercises investment or voting discretion, in a manner consistent with the best interest of the client.

Absent unusual circumstances, EIP exercises voting authority with respect to securities held in client accounts pursuant to provisions in its advisory agreements. Accordingly, EIP has adopted these policies and procedures with the aim of meeting the following requirements of Rule 206(4)-6:

•	ensuring that proxies are voted in the best interest of clients;
•	addressing material conflicts that may arise between EIP’s interests and those of its clients in the voting of proxies;
•	disclosing to clients how they may obtain information on how EIP voted proxies with respect to the client’s securities;
•	describing to clients EIP’s proxy voting policies and procedures and, upon request, furnishing a copy of the policies and procedures to the requesting client.

Engagement of Institutional Shareholder Services Inc.

With the aim of ensuring that proxies are voted in the best interest of EIP clients, EIP has engaged Institutional Shareholder Services Inc. (“ISS”), as its independent proxy voting service to provide EIP with proxy voting recommendations, as well as to handle the administrative mechanics of proxy voting. EIP has directed ISS to utilize its Proxy Voting Guidelines in making recommendations to vote, as those guidelines may be amended from time to time.

Conflicts of Interest in Proxy Voting

There may be instances where EIP’s interests conflict, or appear to conflict, with client interests in the voting of proxies. For example, EIP may provide services to, or have an investor who is a senior member of, a company whose management is soliciting proxies. There may be a concern that EIP would vote in favor of management because of its relationship with the company or a senior officer. Or, for example, EIP (or its senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

EIP addresses these conflicts or appearances of conflicts by ensuring that proxies are voted in accordance with the recommendations made by ISS, an independent third-party proxy voting service. As previously noted, in most cases, proxies will be voted in accordance with ISS’s own pre-existing proxy voting guidelines.

Disclosure on How Proxies Were Voted

EIP discloses to clients in its Form ADV how clients can obtain information on how their proxies were voted, by contacting EIP at its office in Westport, CT. EIP also discloses in the ADV a summary of these proxy voting policies and procedures and that upon request, clients will be furnished a full copy of these policies and procedures.

It is the responsibility of the CCO to ensure that any requests made by clients for proxy voting information are responded to in a timely fashion and that a record of requests and responses are maintained in EIP’s books and records.

Proxy Materials

EIP personnel instructs custodians to forward to ISS all proxy materials received on securities held in EIP client accounts.

Limitations

In certain circumstances, where EIP has determined that it is consistent with the client’s best interest, EIP will not take steps to ensure that proxies are voted on securities in the client’s account. The following are circumstances where this may occur:

*Limited Value: Proxies will not be required to be voted on securities in a client’s account if the value of the client’s economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the client’s account.

*Securities Lending Program: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. In most cases, EIP will not take steps to see that loaned securities are voted. However, where EIP determines that a proxy vote, or other shareholder action, is materially important to the client’s account, EIP will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.

*Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, EIP may choose not to vote where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

Oversight of Policy

The Chief Compliance Officer (“CCO”) will follow the following procedures with respect to the oversight of each proxy advisory firm retained by the Adviser(s):

•	Periodically, but no less frequently than semi-annually, sample proxy votes to review whether they complied with the Advisers’ proxy voting policies and procedures including a review of those items that relate to certain proposals that may require more analysis (e.g. other than voting for directors).
•	Collect information, no less frequently than annually, reasonably sufficient to support the conclusion that the proxy voting service provide has the capacity and competency to adequately analyze proxy issues. In this regard, the CCO shall consider, among other things:
•	the adequacy and quality of the proxy advisory firm’s staffing and personnel;
•	the robustness of its policies and procedures regarding its ability to (i) ensure that its proxy voting recommendations are based on current and accurate information and (ii) identify and address any conflicts of interest; and
•	any other considerations that the CCO believes would be appropriate in considering the nature and quality of the services provided by the proxy voting service.

For purposes of these procedures, the CCO may rely upon information posted by a proxy advisory firm on its website, provided that the proxy advisory firm represents that the information is complete and current.

Recordkeeping on Proxies

It is the responsibility of EIP’s CCO to ensure that the following proxy voting records are maintained:

•	a copy of EIP’s proxy voting policies and procedures;
•	a copy of all proxy statements received on securities in client accounts (EIP may rely on ISS or the SEC’s EDGAR system to satisfy this requirement);
•	a record of each vote cast on behalf of a client (EIP relies on ISS to satisfy this requirement);
•	a copy of any document prepared by EIP that was material to making a voting decision or that memorializes the basis for that decision;
•	a copy of each written client request for information on how proxies were voted on the client’s behalf or for a copy of EIP’s proxy voting policies and procedures, and
•	a copy of any written response to any client request for information on how proxies were voted on their behalf or furnishing a copy of EIP’s proxy voting policies and procedures.

The CCO will see that these books and records are made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisers Act.

For any registered investment companies advised by EIP, votes made on its behalf will be stored electronically or otherwise recorded so that they are available for preparation of the Form N-PX, Annual Report of Proxy Voting Record of Registered Management Investment Company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of January 20, 2020.

Energy Income Partners, LLC

Energy Income Partners, LLC (“EIP”), located in Westport, CT, was founded in 2003 to provide professional asset management services in the area of energy-related master limited partnerships and other high-payout securities such as pipeline companies, power utilities, YieldCos, and energy infrastructure real estate investment trusts (“REITs”). EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, power transmission and distribution, petroleum storage and terminals that receive fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $6.2 billion of assets as of November 30, 2019. EIP advises two privately offered partnerships for U.S. high net worth individuals and an open-end mutual fund. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, EIP serves as a sub-advisor to three closed-end management investment companies in addition to the Fund, two actively managed exchange-traded funds (“ETFs”), a sleeve of an actively managed ETF, a sleeve of a series of a variable insurance trust, and an open-end UCITS fund incorporated in Ireland. EIP is a registered investment advisor with the Securities and Exchange Commission.

James J. Murchie, Co-Portfolio Manager

James J. Murchie is the Founder, Chief Executive Officer, co-portfolio manager and a Principal of Energy Income Partners. After founding Energy Income Partners in October 2003, Mr. Murchie and the Energy Income Partners investment team joined Pequot Capital Management Inc. (“Pequot Capital”) in December 2004. In August 2006, Mr. Murchie and the Energy Income Partners investment team left Pequot Capital and re-established Energy Income Partners. Prior to founding Energy Income Partners, Mr. Murchie was a Portfolio Manager at Lawhill Capital Partners, LLC (“Lawhill Capital”), a long/short equity hedge fund investing in commodities and equities in the energy and basic industry sectors. Before Lawhill Capital, Mr. Murchie was a Managing Director at Tiger Management, LLC, where his primary responsibility was managing a portfolio of investments in commodities and related equities. Mr. Murchie was also a Principal at Sanford C. Bernstein. He began his career at British Petroleum, PLC. Mr. Murchie holds a BA from Rice University and an MA from Harvard University.

Eva Pao, Co-Portfolio Manager

Eva Pao is a Principal of Energy Income Partners and is co-portfolio manager. She has been with EIP since inception in 2003. From 2005 to mid-2006, Ms. Pao joined Pequot Capital Management during EIP’s affiliation with Pequot. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron’s internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. Ms. Pao holds degrees from Rice University and Harvard Business School.

John K. Tysseland, Co-Portfolio Manager

John Tysseland is a Principal and co-portfolio manager. From 2005 to 2014, he worked at Citi Research most currently serving as a Managing Director where he covered midstream energy companies and MLPs. From 1998 to 2005, he worked at Raymond James & Associates as a Vice President who covered the oilfield service industry and established the firm’s initial coverage of MLPs in 2001. Prior to that, he was an Equity Trader at Momentum Securities from 1997 to 1998 and an Assistant Executive Director at Sumar Enterprises from 1996 to 1997. He graduated from The University of Texas at Austin in 1996 with a BA in economics.

(a)(2)	Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager

Information provided as of November 30, 2019.

Name of Portfolio Manager or Team Member	Type of Accounts*	Total # of Accounts Managed**	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

1. James Murchie	Registered Investment Companies:	8	$4222	0	$0
	Other Pooled Investment Vehicles:	3	$197	2	$193
	Other Accounts:	321	$1197.2	0	$0

2. Eva Pao	Registered Investment Companies:	8	$4222	0	$0
	Other Pooled Investment Vehicles:	3	$197	2	$193
	Other Accounts:	321	$1197.2	0	$0

3. John Tysseland	Registered Investment Companies:	8	$4222	0	$0
	Other Pooled Investment Vehicles:	3	$197	2	$193
	Other Accounts:	321	$1197.2	0	$0

*Examples for Types of Accounts:

Other Registered Investment Companies: Any investment vehicle which is registered with the SEC, such as mutual funds of registered hedge funds.

Other Pooled Investment Vehicles: Any unregistered account for which investor assets are pooled together, such as an unregistered hedge fund.

Other Accounts: Any accounts managed not covered by the other two categories, such as privately managed accounts.

Portfolio Manager Potential Conflicts of Interests

Portfolio Manager Potential Conflicts of Interests Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund. These potential conflicts may include:

Besides the Fund, Energy Income Partners, LLC (“EIP”) portfolio managers serves as portfolio managers to separately managed accounts and provides its model portfolio to unified managed accounts and serve as portfolio managers to three closed-end management investment companies other than the Fund, two actively managed exchange-traded funds (ETFs), a sleeve of an ETF, a sleeve of a series of a variable insurance trust and Irish domiciled UCITs Fund.   The portfolio managers also serve as portfolio managers for two private investment funds (the “Private Funds”), both of which have a performance fee and an open end registered mutual fund.

EIP has written policies and procedures regarding order aggregation and allocation that seek to ensure that all accounts are treated fairly and equitably and that no account is at a disadvantage. EIP will generally execute client transactions on an aggregated basis when EIP believes that to do so will allow it to obtain best execution and to negotiate more favorable commission rates or avoid certain transaction costs that might have otherwise been paid had such orders been placed independently. EIP’s ability to implement this may be limited by an account’s custodian, directed brokerage arrangements or other constraints limiting EIP’s use of a common executing broker.

An aggregated order may be allocated on a basis different from that specified herein provided that all clients receive fair and equitable treatment and there is a reason for the different allocation. Reasons for deviation may include (but are not limited to): a client’s investment guidelines and restrictions, available cash, liquidity or legal reasons, and to avoid odd-lots or in cases when an allocation would result in a de minimis allocation to one or more clients.

Notwithstanding the above, due to differing tax ramifications and compliance ratios, as well as dissimilar risk constraints and tolerances, accounts with similar investment mandates may trade the same securities at differing points in time. Additionally, for the reasons noted above, certain accounts, including funds in which EIP, its affiliates and/or employees (“EIP Funds”) have a financial interest including proprietary accounts, may trade separately from other accounts and participate in transactions which are deemed to be inappropriate for other accounts with similar investment mandates. Further, during periods in which EIP intends to trade the same securities across multiple accounts, transactions for those accounts that must be traded through specific brokers and/or platforms will often be executed after those for accounts over which EIP exercises full brokerage discretion, including the EIP Funds.

(a)(3) Compensation Structure of Portfolio Managers or Management Team Members

Portfolio Manager Compensation

Information provided as of November 30, 2019.

The Fund’s portfolio managers are compensated by a competitive minimum base salary and share in the profits of EIP in relation to their ownership of EIP. The profits of EIP are influenced by the assets under management and the performance of the Funds (i.e. all Funds managed or sub-advised by EIP). Therefore, their success is based on the growth and success for all the funds, not just the funds that charge an incentive fee. The Fund’s portfolio managers understand that you cannot have asset growth without the trust and confidence of investors, therefore, they do not engage in taking undue risk to generate performance.

The compensation of the EIP team members is determined according to prevailing rates within the industry for similar positions. EIP wishes to attract, retain and reward high quality personnel through a competitive compensation package.

(a)(4)	Disclosure of Securities Ownership

Information provided as of November 30, 2019.

Name	Dollar Range of Fund Shares Beneficially Owned
James Murchie	$50,001-100,000
Eva Pao John Tysseland	$0 $0

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Energy Income and Growth Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 24, 2020
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	January 24, 2020

* Print the name and title of each signing officer under his or her signature.